EXHIBIT 99.1

SG Cowen
4th Annual Consumer
Conference
January 10, 2006

Eric M. Specter
Chief Financial Officer and
Executive Vice President

Steven R. Wishner
Sr. Vice President
Finance, Strategy and
Business Development

Gayle M. Coolick
Director of Investor Relations

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement the Company's business plan for entry into the outlet store distribution channel, failure to successfully integrate the operations of Crosstown Traders, Inc. with Charming Shoppes, Inc., the failure to implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, the failure to successfully implement the Company's business plan for Crosstown Traders, Inc., changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2005 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

A Multi-Channel Retailer
America’s Leading Plus-Size Women’s Specialty
Apparel Retailer, With Approximately 40%
Market Share
The 3rd Largest Women’s Specialty Apparel
Retailer, With 2,265 Lane Bryant, Fashion Bug
And Catherines Plus Sizes Retail Stores
A Leading U.S. Apparel And Specialty Catalog
Retailer, Through Crosstown Traders
$2.7 Billion In Projected Annual Sales For The
Fiscal Year Ending January 28, 2006

CHARMING SHOPPES, INC.

LANE BRYANT
FASHION BUG
CATHERINES

Our Retail Store Brands

•
A Leading Direct Marketer of Women’s
Apparel And Gifts
–
Acquired June 2, 2005
–
Approximately $460 Million In Revenue In 2004
–
11 Catalog Titles, Including Apparel, Footwear,
Accessories and Gifts
–
40% Of Apparel Sales From Plus Apparel
–
Active Customer Base Of Nearly 4 MM
Households
Crosstown Traders

CHARMING SHOPPES, INC.

OLD PUEBLO TRADERS
Style & Versatility
REGALIA
All About FALL
COWARD
New for fall!
BEDFORD FAIR
lifestyles
MONTEREY BAY
Figi's
Gifts in Good Taste
Lew Magram
The Best New Looks
for day, evening, every moment of your life!
BROWNSTONE STUDIO
Time for Holiday Fun
in comfort & style!
Irresistible Values!
Willow Ridge

Selected Catalog Titles

A Multi-
Channel
Retailer
Bricks And
Mortar
Catalog
E-Commerce
Outlet

CHARMING SHOPPES, INC.

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Year 1
Year 2
Year 3

Single Channel
Customer
e-Com First Customers
Are Worth Almost
3x More Than A Single
Channel Shopper
Retail First Customers
Are Worth 4x More
Than A Single Channel
Shopper After 3 Years
*Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes Research
Multi-channel Customers
Have A Higher Annual Spend Than
Single-channel Customers

Long-Term Growth Strategy
•
Grow By Leveraging Our Leading
Position As A Women’s Multi-channel
Specialty Retailer Through:
–
Growth In Catalog And Other Direct-to-
Consumer Businesses
–
Accelerated Growth In E-Commerce
–
Expansion Of Our Retail Store Base
–
Entry Into The Outlet Store Channel

•
The Catalog Channel Is The Second Largest
Apparel Channel
•
Multi-Channel Customers Have A Greater
Annual Spend
•
Direct-to-Consumer Channels, Including
Catalogs, Are Disproportionately Important To
The Plus-Size Customer
–
Accounts For Approximately 7% Of Large Size
Women’s Apparel Sales, Compared To 4% Of
Misses Size Apparel Sales
The Catalog Channel

•
Lane Bryant® Catalog
•
Leverage Our Extensive Customer
Database To Drive Sales
•
Catalog Expansion
–
Catherines Shoes
–
Home, Etc.
Growth In Catalog

Prior To Charming Shoppes’ 2001
Acquisition Of Lane Bryant, “Lane Bryant”
Catalog Naming Rights Were Licensed To
A Third Party
Today, The Lane Bryant Catalog,
Operated By A Third Party, Produces
Annual Revenues Of More Than $300
Million*
In October 2007, The Trademark For The
Lane Bryant Catalog Reverts To Lane
Bryant
The Lane Bryant Catalog
* Charming Shoppes’ Management Estimate

61mm
CHRS
22mm
CXT
75mm
Net Customers
+
=
Database Synergies
•
Charming’s Customer Database Provides:
–
Cross-Selling Opportunities For Crosstown Traders
–
A Vehicle To Drive Increased Sales Through
Existing And Future Catalog Titles
•
Crosstown’s Customer File Further
Enhances Charming Shoppes’
Impressive Customer
Database

CHARMING SHOPPES, INC.

CATHERINES
footwear fashions
Dexter

HOME Etc.
SAVE 10%
...and many new items to choose from. Order Today!
1-800-343-0246 or www.HomeEtc.com

FASHION BUG
HOME
Best of Collection

Catalog Expansion Opportunities
We Are Developing New Catalogs,
Employing The Strong Infrastructure
Gained Through Crosstown Traders

•
Momentum In Growth From The Multi-
Channel Structure
•
Crosstown Expertise And Infrastructure
Platforms Support A More Profitable
E-Commerce Sales Model
Accelerate Growth In
E-Commerce

CHARMING SHOPPES, INC.

CATHERINES
DRESSES
ONE PIECE
TWO PIECES
JACKETED
JUMPERS
SKIRT SETS
SPECIAL OCCASION
ALL DRESSES
FASHION BUG
Celebrate any occasion with Gift Cards. With plenty of fun designs, it's always the perfect gift.
GIFT CARD
Select a Gift Card for any occasion. She'll thank you for giving the best gift of all– choice.
LANE BRYANT
11 DAYS LEFT
believe...
in Seven7 Swarovski jeans
shop now
FREE SHIPPING ON YOUR ORDER OF $100 OR MORE!
WRAP YOURSELF IN SAVINGS WITH OUTERWEAR UP TO 50% OFF
SELECTED A.B.S. DRESSES—30% OFF
REGISTER AND SAVE $50 NOW!
Lane Bryant Essentials Stock Up & Save
Holiday Gift Guide

Our E-Commerce Brands

•
Grow Lane Bryant Full-Line Stores
From 760 To 1,000
–
Primarily Strip and Lifestyle Based
Growth
•
Lower Occupancy Rates
•
Higher Comp Performance
•
More Convenient Than Malls
Expansion Of Our Retail
Store Base

Strip Center Lane Bryant

In Addition, We Are Testing
New, Exciting Store
Concepts At Lane Bryant
For Increased Productivity
New Store Concepts

Cacique Side By Side
Garland, Texas

Cacique Side By Side
Pembroke Pines, Florida

•
Allows Charming Shoppes To Immediately
Increase Our Market Position In Plus-Sizes
•
The Outlet Channel Presents An Additional Growth
Vehicle For Charming Shoppes
–
Projected Expansion To 150 Stores
–
Outlet Growth Is In Addition To Our 1,000 Lane
Bryant Full-Line Store Goal
•
Our Initial Outlet Strategy Includes The
Assumption Of Approximately 75 Store Leases,
Previously Operated By Casual Corner Outlet,
Effective April 1, 2006
Entry Into The Outlet Channel

•
Our Flagship Chain Gains A Significant Presence
In Many Of The Country's Leading Outlet Centers
•
Outlet Provides An Additional Venue To Service
And Expand Our Lane Bryant Customer Base
•
Merchandise
–
The Outlet Stores Will Be Anchored With Product
Developed Exclusively For The Outlet Stores
–
Look And Styling Of Product Will Be Consistent With
Full-Line Stores
–
Brand Consistency Is Key
Lane Bryant® Outlet

Financial Review

CHARMING SHOPPES, INC.

($ in millions)	9 Months 2005	% of sales	9 Months 2004	% of sales
Sales	$1,954.9	100%	$1,746.2	100%
Gross Profit	$623.2	31.9%	$534.4	30.6%
SG&A	$489.3	25.0%	$431.3	24.7%
Pre-Tax Income	$127.2	6.5%	$92.5	5.3%
Net Income	$80.2	4.1%	$59.7	3.4%
Share	$0.61		$0.48

•
Highlights:
•
12% Revenue Growth; Includes $143 MM From Crosstown
•
130 bps Expansion In The Gross Margin
•
120 bps Expansion In The Pretax Margin, On Top Of 300 bps
Improvement A Year Ago
•
34% Year Over Year Growth In Net Income
Nine Months Performance

CHARMING SHOPPES, INC.

($ in millions)	2005 (e)	% of sales	2004	% of sales
Sales	$2,735.0	100%	$2,332.3	100%
Gross Profit	$823.0	30.1%	$692.1	29.7%
SG&A	$660.0	24.1%	$577.3	24.8%
Pre-Tax Income	$155.0	5.7%	$101.7	4.4%
Net Income	$97.5	3.6%	$64.5	2.8%
Net Income Per Share	$.74 - $.75		$0.52

•
Highlights:
•
17% Revenue Growth
•
30 bps Expansion In The Gross Margin
•
70 bps Leverage in SG&A
•
Approximately 50% Year over Year Growth In Net Income, On Top Of
A 70% Increase Last Year
•
2 Year CAGR Of 59% In Net Income
Projected Financial Performance
(Fiscal Year Ending January 28, 2006)

*   Please Refer To http://www.charmingshoppes.com/investors/earnings/index.aspFor A Reconciliation Of
    GAAP To Non-GAAP Financial Measures.
2005 Financial Metrics
(Fiscal Year Ending January 28, 2006)
•
Capital Expenditures Projected
At Approximately $100 Million(e)
•
70 New Stores Opened
•
Free Cash Flow* Projected At
Approximately $65 Million
•
Depreciation And Amortization
Of $80 - $85 Million(e)

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of Crosstown
Traders During June 2005
•
Additional Debt Of $110 Million Associated With Purchase Of
Crosstown Traders
Selected Balance Sheet Data
($ in Millions)                   10/30/04              10/29/05
Cash and                    $205                    $173
Investments
Debt                           $226                    $310
Total Assets            $1,314                 $1,663

*   Please Refer To http://www.charmingshoppes.com/investors/earnings/index.aspFor A Reconciliation Of
    GAAP To Non-GAAP Financial Measures.
Financial Goals
•
EBIT* Margins – Drive Our EBIT Margins Up To
The 7% - 8% Range Over The Next Few Years,
On A Higher Revenue Base
–
Increase Sales and Gross Margin in All Brands
And Channels
•
Deliver On Synergistic Opportunities To Drive
Earnings Performance
•
Maintain Strong Liquidity From Internally
Generated Free Cash Flow and Bank Credit
Line

SG Cowen
4th Annual Consumer
Conference
January 10, 2006

SG Cowen
4th Annual Consumer
Conference
January 10, 2006

SG Cowen
4th Annual Consumer
Conference
January 10, 2006

Addendum

Our
Differentiated
Retail Store
Brands

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG

CATHERINES®

Our Retail Store Brands

CHARMING SHOPPES, INC.

LANE BRYANT

CATHERINES

FASHION BUG

Classic
Fashion
Low-moderate
Moderate/
Mainstream
Better
The Leader In Specialty
Plus-Sizes

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES PLUS SIZES
Target Customer:	Contemporary	Mainstream	Baby Boomers
Fashion:	Fashion-oriented plus-size	Updated plus-size, misses, and juniors	Classic plus-size, Extended plus-size
Income:	Moderate to Better	Low-moderate	Moderate
Annual Sales:	Over $1 Billion	Over $1 Billion	Over $300 Million
Website:	lanebryant.com E-Commerce	fashionbug.com E-Commerce	catherines.com E-Commerce

Our Retail Store Brands

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES PLUS SIZES
Primary Location:	Malls, With A Growing Presence In Strip Centers and Lifestyle Centers	Strip Centers	Strip Centers
# Stores:	760	1,039	466
Square Footage:	4.4 Million s.f.; 5,900 Per Average Store	9.2 Million s.f.; 8,900 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store
In States:	46	45	44

Our Retail Stores

www.lanebryant.com
She Is 20-45 Years Old
She Loves Fashion
She Is A Contemporary
Woman Of Many Lifestyles
– Work, Casual, Active
Key Differentiators:
Fashion and Lifestyle

•
Lane Bryant Is The Nation’s Leading Brand In
Plus-Size Fashion Apparel
•
Lane Bryant Is The Most Recognized Name In
Women’s Plus-Size Clothing
•
The Lane Bryant Brand Is 100 Years Strong
•
Lane Bryant Caters To 62%* Of The Female
Population
•
Lane Bryant, In The Mind Of The Consumer,
“Means” Plus-Sizes
*Source: AOA Overweight Prevalence

She Is Mainstream, 20-54
She Is Value-Minded
She Often Has A Blue-Collar Job
She LOVES Selection
She is Fashion Right
Key Differentiators:
Value and Fashion
www.fashionbug.com

www.catherines.com
She’s Our Baby-Boomer, 40-65
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend Toward
Classic Apparel
Offering Plus-Sizes, Petite Plus-
Sizes, and Extended Plus-Sizes
Key Differentiators:
Fit and Special Sizes

*Source: Derived from NPD Research
Leading Market Share In Denim
•
We Hold The #1 Market Share In Specialty
Plus-Size Denim
•
Lane Bryant’s Venezia® Private Label Is The
Leading Jean In Specialty Plus-Sizes
•
Our Overall Share of Women’s Plus-Denim Is
Approximately 15%*
•
We Plan To Continue To Grow Our Share
Through The Offering Of Private Label And
National Brand Premium Jeans At Each Of Our
Brands

CHARMING SHOPPES, INC.

Seven7

LIZ&ME®

L.A. BLUES®

Deluxe

Venezia SUPREME™

venezia™

Denim Brands

#1 Market Share In Specialty Plus-Size Intimate
Apparel
Lane Bryant’s Cacique® Intimate Apparel Brand Is
The Leading Brand in Specialty Plus-Sizes
Our Overall Share of Women’s Plus-Intimates Is
Approximately 10%*
We Plan To Continue To Grow Our Share
Through The Expansion Of Intimate Apparel At
Each Of Our Brands
*Source: Derived from NPD Research
Leading Market Share In Plus
Intimate Apparel

CHARMING SHOPPES, INC.

CACIQUE
(KA´-SĒĒK)

serenada™

FASHION BUG®

Intimate Apparel Private Labels

Crosstown Traders’ Operations
•
Steve Lightman, President, Has Been With The Company For
Over 23 Years
•
Headquartered In Tucson, AZ, With Offices In Phoenix, AZ,
Greenwich, CT; Carlsbad, CA, Wilmington, NC, And Several
Sites In Central Wisconsin
•
Crosstown Traders Offers Proprietary Credit Products To Its
Customer Base, And Direct-to-Consumer Shopping Channels
Of Both Catalog And E-commerce
•
3 Distribution Centers And 850 Call Center Seats
•
1,400 Full Time And 2,000 Seasonal Employees

CHARMING SHOPPES, INC.

OLD PUEBLO TRADERS
Exclusively for Preferred Customers
From daytime casual
to special occasion...
The Many Looks
of Spring
Quality, Comfort & Value
Every Day!
J. RENEE
NEW
24-hour orderi
or order onlin
OLD PUEBLO TRADERS
One-stop
Holiday
Shopping!
Variety, Comfort
Quality
Brand Names
Every Day
Values
Great Gift Ideas

OLD PUEBLO TRADERS

The Apparel Group’s
Largest Catalog
“Head-to-Toe” Focus
Sportswear, Ready to Wear,
Intimate Apparel, Shoes
and Accessories
Large Selection of Styles,
Sizes, and Colors
Traditional, Comfortable,
Easy-Care Styles
oldpueblotraders.com

CHARMING SHOPPES, INC.

FALL 2004 53
OLD PUEBLO TRADERS
Intimate
APPEAL
One-stop shopping for traditional loungewear, sleepwear, bras, footwear, and hard-to-find shapewear—in a wide range of sizes
Playtex® Sale Save 20%
Snuggle up
Our specialty boutique promises comfort, quality & value every day cover items, see page 2
Call toll-free 1-800-362-8400 or shop online! www.intimateappeal.com

Intimate
APPEAL®

Sleepwear, Shapewear,
Loungewear, Active Wear,
and Special Needs Items
Designed to Expand Intimate
Apparel Selections in
Other Publications
Targets Conservative Customer
Offers Quality, Comfort, and
Traditional Styling
Sizes for the Average to Full Figure
intimateappeal.com

CHARMING SHOPPES, INC.

REGALIA®

REGALIA®
OUR FASHIONS BECOME YOU —SIZE 14 & UP
get in step with
spring!
Look inside for the
Buy now, pay later.
Toll-free 1-800-362-8450 or www.re
REGALIA
All About
FALL
• Suits & Accessories
• Casual Wear
• Intimate Apparel
• Footwear
BUY NOW
PAY LATER

Ethnic Appeal
Working Blue Collar
Sportswear, Ready to Wear,
Intimate Apparel, Shoes,and
Accessories
Specialty Catalog That Offers
Customers Ease in Finding
Larger Sizes That Are  Difficult to
Find in Other Catalogs
regaliaonline.com

CHARMING SHOPPES, INC.

BEDFORD FAIR
lifestyles™
Holiday 2004
Ready, Set, Celebrate!
It all starts here with clothes that do more for less!™
WE HAVE YOUR SIZE!
misses, petites, women's & talls
Just call 1-800-964-1000
or shop online at bedfordfair.com

BEDFORD FAIR
lifestyles™

Current Looks Without
Being Fashion Forward
Mainly Private Label
Targeted to the Value
Conscious Customer
Office and Multi-purpose
Clothing in Easy Care
Fabrics with an Easy Fit
bedfordfair.com

CHARMING SHOPPES, INC.

Time for Holiday Fun
in comfort & style!
Irresistible Values!
Sizes for misses, petites, women's & talls
Holiday 2004
Willow Ridge
Shop Anytime!
willowridgecatalog.com

Willow Ridge

Price-Conscious Customers
“Clothes That Do
More For Less”
Staple Items with
Classic Styling For
the Polished, Mature Lady
willowridgecatalog.com

CHARMING SHOPPES, INC.

Lew Magram

Lew Magram
Runway Fashions at Runaway Prices
Winter 2004
The Best
New Looks
...for day, evening,
every moment of
your life!
For Best Fit
LewMagram.com
1-800-624-7267

Targets Moderate Income Women
Who Want to be Noticed and
Are Attuned to Current Fashion
Maximum Attitude and Sexy
Traditional Catalog Categories:
Suits, Dresses, and Sportswear
“Runway Fashions at Runaway Prices”
Offers an Array of Leather,
Suede, and Outerwear
(including Furs)
All Size Ranges and Larger Misses
lew-magram.com

CHARMING SHOPPES, INC.

BROWNSTONE STUDIO
WINTER 2004
NEW YORK
FASHION PROS
give the best fashions
the royal treatment
For best fit see our
new Fit Tips on
the order form
Misses, Petites & Women's

BROWNSTONE STUDIO

Targets the Higher Income,
Comfortably Retired,
Suburban Woman
Wide Range of Daytime and
Evening Looks Plus
Loungewear, Shoes, and
Accessories
Head-to-Toe Coordination
Is Key
All Size Ranges and Larger Misses
brownstone-studio.com

CHARMING SHOPPES, INC.

MONTEREY BAY
clothing company
Shop anytime

MONTEREY BAY
clothing company™

Classic Styling
Unique Sophisticated Details
Flattering and Feminine
Rich Colors and Texture
Casual and Versatile
shopthebay.com

CHARMING SHOPPES, INC.

COWARD
New for fall!
SIZES & WIDTHS
Order anytime 1-800-362-8400 or ww
COWARD

ARIZONA MAIL ORDER CO., INC. SINCE 1946
COWARD

Casual and Dressy Footwear
Traditional and Contemporary Styles
Designed to Expand Footwear
Selection in Other Publications
Some Accessory Items
Hats and Handbags
All Sizes and Widths
4-13, N, M, W to WWWW
cowardshoe.com

CHARMING SHOPPES, INC.

BEDFORD FAIR
shoestyles

BEDFORD FAIR
shoestyles
only $24.99
Buy Now PAY LATER!
BEDFORD FAIR
shoestyles
Buy Now PAY LATER!
Expect more!
we deliver—
ORDER TOLL FREE 1-800-984-1941

Casual and Dressy Footwear
Traditional and Contemporary
Styles
bedfordfair.com

CHARMING SHOPPES, INC.

Figis®
Christmas 2004
Gifts in Good Taste®
Holiday Feast on page 3.
Figis 60th
Anniversary

Figis®

Specializing In Exquisite
Holiday Fare
Special Gift Assortments,
Collectible Treasures,
Exclusive And
Personalized Items.
Gift-giving Convenience
figis.com

Intellifit

SG Cowen
4th Annual Consumer
Conference
January 10, 2006

SG Cowen
4th Annual Consumer
Conference
January 10, 2006

SG Cowen
4th Annual Consumer
Conference
January 10, 2006